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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 26, 1997


                             The Vantive Corporation
               (Exact name of registrant as specified in charter)

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          Delaware                      0-26592                77-0266662
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

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2455 Augustine Drive, Santa Clara, California                     95054
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   (408) 982-5700
                                                     ---------------------------

          (Former name or former address, if changed since last report)



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ITEM 2. OTHER EVENTS.

        The Vantive Corporation (the "Company") completed an acquisition of Innovative Computer Concepts, Inc. ("ICC"), a leading developer of software that improves spare parts management for field service applications (the "Merger") on August 26, 1997. Upon consummation of the Merger, ICC became a wholly-owned subsidiary of the Company.

        Under the terms of the acquisition, ICC's securityholders will receive approximately 688,000 shares of Vantive common stock in exchange for all outstanding shares and options of ICC. The transaction will be accounted for as a purchase. Vantive expects to recognize substantially all of the acquisition price as a one-time pretax charge ranging between $20.7 million - $21.2 million for in-process technology in the third quarter of 1997.

        The amount of consideration was determined through arms-length negotiation. There were no material relationships between the Company and the ICC shareholders prior to the Merger. The Company is obligated to prepare and file with the Securities and Exchange Commission a registration statement on Form S-3 with respect to the shares of the Company's Common Stock issued in the Merger.

ITEM 7. EXHIBITS.

     Exhibit No.                          Description
     -----------                          -----------

        10.17 Agreement and Plan of Merger dated as of August 13, 1997 by and among The Vantive Corporation, Igloo Acquisition Corporation and
                Innovative Computer Concepts, Inc., as amended.

        99.1 Press Release dated August 27, 1997 announcing completion of ICC acquisition.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE VANTIVE CORPORATION.




Date:  September 26, 1997              By: /s/ David Schellhase
                                           -------------------------------------
                                           David Schellhase
                                           Vice President and General Counsel


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                                  EXHIBIT INDEX


     Exhibit No.                        Description                             Sequentially
     -----------                        -----------                             Numbered Page
                                                                                -------------

        10.17   Agreement and Plan of Merger dated as of August 13, 1997 by and      [2]
                among The Vantive Corporation, Igloo Acquisition Corporation and
                Innovative Computer Concepts, Inc., as amended.

        99.1    Press Release dated August 27, 1997 announcing a definitive          [2]
                agreement to acquire ICC.


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